EXHIBIT 32.1

CERTIFICATION OF CEO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Southport Acquisition Corporation (the “Company”) for the quarterly period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeb Spencer, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:October 5, 2023	By:	/s/ Jeb Spencer
Jeb Spencer
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)